EXHIBIT 32.1
STANLEY BLACK & DECKER, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Stanley Black & Decker, Inc. (the “Company”) on Form 10-K for the period ending January 3, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Nelson, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher J. Nelson
Christopher J. Nelson
President & Chief Executive Officer
February 24, 2026